KANSAS CITY LIFE INSURANCE COMPANY

Kansas City Life Variable Annuity Separate Account
Kansas City Life Variable Life Separate Account

Supplement dated August 7, 2014 to the Prospectuses dated May 1, 2014 for the

Century II Variable Annuity Contract
Century II Affinity Variable Annuity Contract
Century II Freedom Variable Annuity Contract
Century II Single Premium Affinity Variable Annuity Contract
Century II Variable Universal Life Insurance Contract
Century II Alliance Variable Universal Life Insurance Contract
Century II Survivorship Variable Universal Life Insurance Contract
Century II Heritage Survivorship Variable Universal Life Insurance Contract
Century II Accumulator Variable Universal Life Insurance Contract

Effective August 1, 2014, the Prospectuses are amended as follows:

Under the heading “Annual Portfolio Operating Expenses” please replace the information relating to Franklin Templeton Variable Insurance Products Trust with the following:

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Franklin Templeton Variable Insurance Products Trust
Templeton Developing Markets VIP Fund – Class 2	1.24%X	0.25%	0.11%X	NA	1.60%	NA	NA
Templeton Foreign VIP Fund – Class 2	0.74%X	0.25%	0.04%X	NA	1.03%	NA	NA

X Management fees and other expenses have been restated to reflect current fiscal year fees and expenses as a result of the bundling of the Fund’s investment management agreement with its fund administration agreement effective May 1, 2014. Such combined investment management fees are described further under “Management” in the Fund’s prospectus. Total annual fund operating expenses are not affected by such bundling.

Under the heading “Annual Portfolio Operating Expenses” please note the following information relating to American Century Variable Portfolios, Inc.:

Effective August 1, 2014, the advisor waived 0.30 percentage points of the VP International Fund's management fee. The advisor expects this waiver to continue for one year from its effective date and cannot terminate it without the approval of the Board of Directors.

Effective August 1, 2014, the advisor waived 0.12 percentage points of the VP Mid Cap Value Fund's management fee. The advisor expects this waiver to continue for one year from its effective date and cannot terminate it without the approval of the Board of Directors.

Effective August 1, 2014, the advisor waived 0.16 percentage points of the VP Ultra Fund's management fee. The advisor expects this waiver to continue for one year from its effective date and cannot terminate it without the approval of the Board of Directors.

Effective August 1, 2014, the advisor waived 0.17 percentage points of the VP Value Fund's management fee. The advisor expects this waiver to continue for one year from its effective date and cannot terminate it without the approval of the Board of Directors.

THIS SUPPLEMENT SHOULD BE READ CAREFULLY TOGETHER WITH THE PROSPECTUS, AND BOTH DOCUMENTS SHOULD BE KEPT TOGETHER FOR FUTURE REFERENCE.